EXHIBIT 10.37


            CONSENT AND WAIVER dated as of January 15, 1994 (this "Consent and Waiver"), to the Credit Agreement dated as of June 14, 1993, as amended (the "Credit Agreement"), among Eckerd Corporation, a Delaware corporation formerly named Jack Eckerd Corporation (the "Borrower"); the financial institutions party to the Credit Agreement (the "Lenders"); Chemical Bank and NationsBank of Florida, N.A., as managing agents for the Lenders (the "Managing Agents") and as swingline lenders (the "Swingline Lenders"); and Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, the Swingline Lenders and the Fronting Banks (such term and each other capitalized term used without definition in this Consent and Waiver having the meanings assigned thereto in the Credit Agreement).

       WHEREAS, the Borrower intends to sell (the "Vision Group Sale") the business and assets of the Vision Group to a newly formed corporation (the "Purchaser") all the common stock of which will be owned by an investor group consisting of John G. Bull, C.G.W. Southeast Partners I, L.P., Wallace Whitley and certain members of the management of Vision Group on the date hereof;

       WHEREAS, the Borrower has requested that the Required Lenders (a) consent to the acquisition and holding by the Borrower, in connection with the Vision Group Sale, of subordinated indebtedness of the Purchaser having terms no less favorable to the Borrower than the terms set forth on Annex I to this Consent and Waiver (the "Purchaser Indebtedness"), (b) waive the provisions of the Credit Agreement to the extent necessary to permit the Borrower to acquire and hold the Purchaser Indebtedness, (c) consent to the prepayment by the Borrower of Revolving Credit Borrowings, rather than Term Borrowings, with the Net Proceeds of the Vision Group Sale and (d) waive the provisions of the Credit Agreement to the extent necessary to permit the Borrower to apply the Net Proceeds of the Vision Group Sale to repay Revolving Credit Borrowings; and

       WHEREAS, the Required Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to grant such consent and waiver.

       NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower and the Required Lenders hereby agree, on the terms and subject to the conditions set forth herein, as follows:

       SECTION 1.  Consent and Waiver.  (a)  The Required Lenders
                   -------------------
  hereby (i) consent to the acquisition and holding by the Borrower, in connection with the Vision Group Sale, of the Purchaser Indebtedness and (ii) waive the provisions of the

  Credit Agreement to the extent, but only to the extent, necessary to permit the Borrower to acquire and hold the Purchaser
  Indebtedness.

       (b) The Required Lenders hereby (i) consent to the prepayment by the Borrower of Revolving Credit Borrowings, rather than Term Borrowings, with the Net Proceeds of the Vision Group
  Sale, as described in Section 2 below, and (ii) waive the provisions of Sections 2.13(c) and 2.13(g) of the Credit Agreement to the extent, but only to the extent, that the provisions of such Sections would require the Borrower to make a prepayment of Tranche A Term Loans and Tranche B Term Loans with the Net Proceeds of the Vision Group Sale.

       SECTION 2.  Prepayment of Revolving Credit Borrowings.  Upon
                   ------------------------------------------
  the consummation of the Vision Group Sale, the Borrower shall, substantially simultaneously with (and in any event not later than the Business Day next following) the consummation of the Vision Group Sale, apply an amount equal to 100% of the Net Proceeds (other than the Purchaser Indebtedness) of the Vision Group Sale to prepay Revolving Credit Borrowings. Upon the receipt by the Borrower of any principal amount of the Purchaser Indebtedness following the consummation of the Vision Group Sale, the Borrower shall, simultaneously with (and in any event not later than the Business Date next following) the receipt of such principal amount, apply an amount equal to 100% of the principal amount so received to prepay Revolving Credit Borrowings.

       SECTION 3.  Release of Security Interest in Vision Care
                   -------------------------------------------
  Assets.  In connection with the consummation of the Vision Group
  -------
  Sale, the Collateral Agent shall execute and deliver to the Borrower, at the Borrower's expense, all Uniform Commercial Code termination statements and similar documents that the Borrower shall reasonably request in order to evidence the termination of the Security Interest in the assets of the Vision Group. Any execution and delivery of such termination statements or similar documents shall be without recourse to or warranty by the Collateral Agent.

       SECTION 4.  Representations and Warranties.
                   -------------------------------
  The Borrower represents and warrants to each of the Lenders that:

       (a) The execution, delivery and performance by the Borrower of this Consent and Waiver (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of any law, statute, rule or regulation, other than any law, statute, rule or regulation, the violation of which will not result in a Material Adverse Effect, or of the certificate or articles of incorporation or other constitutive documents or By-laws of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
  (ii) constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than any Lien created under the Security Documents) upon any property or assets of the Borrower or any Subsidiary.

       (b) This Consent and Waiver has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms (a) except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) subject to general principals of equity.

       SECTION 5.  Loan Documents.  This Consent and Waiver and
                   ---------------
  each certificate and instrument delivered by any party in connection herewith shall be a Loan Document for all purposes.

       SECTION 6.  Effectiveness.  This Consent and Waiver shall
                   --------------
  become effective as of the date hereof when the Administrative Agent shall have received copies hereof that, when taken together, bear the signatures of each of the Borrower and the Required Lenders.

       SECTION 7.  Notices.  All notices hereunder shall be given
                   --------
  in accordance with the provisions of Section 10.01 of the Credit
  Agreement.

       SECTION 8.  Applicable Law.  THIS CONSENT AND WAIVER SHALL
                   ---------------
  BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       SECTION 9.  No Novation.  Except as expressly set forth
                   ------------
  herein, this Consent and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Consent and Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

       SECTION 10.  Counterparts.  This Consent and Waiver may be
                    -------------
  executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Consent and Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Consent and Waiver.

       SECTION 11.  Headings.  Section headings used herein are for
                    ---------
  convenience of reference only, are not part of this Consent and

  Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Consent and Waiver.

       IN WITNESS WHEREOF, the Borrower and the Required Lenders have caused this Consent and Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                ECKERD CORPORATION

                                     by

                                     /s/ Thomas E. Whiddon
                                     ----------------------
                                     Name: Thomas E. Whiddon
                                     Title:



                                CHEMICAL BANK, individually
                                and as Administrative Agent,
                                Managing Agent and Swingline
                                Lender,

                                     by

                                     /s/ Hans Von Nolde
                                     -----------------------
                                     Name: Hans Von Nolde
                                     Title: Vice President


                                NATIONSBANK OF FLORIDA, N.A.,
                                individually and as Managing
                                Agent and Swingline Lender,

                                     by

                                     /s/ Andrew M. Airheart
                                     -----------------------
                                     Name: Andrew M. Airheart
                                     Title: Senior Vice President


                                THE FIRST NATIONAL BANK OF
                                CHICAGO,

                                     by

                                     /s/ Angela Robinson Smith
                                     __________________________
                                     Name: Angela Robinson Smith
                                     Title: Assistant Vice President


                                THE FIRST NATIONAL BANK OF
                                BOSTON,

                                     by

                                     /s/ William C. Parentes
                                     ------------------------
                                     Name: William C. Parentes
                                     Title: Vice President


                                WELLS FARGO BANK, N.A.,

                                     by

                                     /s/ Peter W. Clark
                                     -------------------------
                                     Name: Peter W. Clark
                                     Title: Assistant Vice President

                                NATIONAL WESTMINISTER BANK
                                Plc, New York and/or Nassau
                                Branches,

                                     by



                                     -------------------------
                                     Name:
                                     Title:


                                THE LONG-TERM CREDIT BANK OF
                                JAPAN, LIMITED, NEW YORK
                                BRANCH,

                                     by


                                     /S/ Jay Shankar
                                     -------------------------
                                     Name:   Jay Shankar
                                     Title:  Vice President


                                BANQUE PARIBAS,

                                     by



                                     -------------------------
                                     Name:
                                     Title:


                                THE NIPPON CREDIT BANK, LTD.,


                                     by

                                     /s/ Hidaeki Mori
                                     -------------------------
                                     Name: Hidaeki Mori
                                     Title: Vice President & Manager


                                GENERAL ELECTRIC CAPITAL
                                CORPORATION,

                                     by

                                     /s/ Elaine L. Moore
                                     -------------------------
                                     Name: Elaine L. Moore
                                     Title: Senior Vice President

                                HELLER FINANCIAL, INC.,

                                     by


                                     /s/ V. Robert Rotering
                                     -------------------------
                                     Name:   V. Robert Rotering
                                     Title:  Assistant Vice President


                                SOCIETE GENERALE,

                                     by

                                     /s/ John J. Wagner
                                     -------------------------
                                     Name: John J. Wagner
                                     Title: Vice President


                                UNION BANK OF SWITZERLAND
                                NEW YORK BRANCH,

                                     by

                                     /s/ John E. Duncan
                                     -------------------------
                                     Name: John E. Duncan
                                     Title: Vice President

                                     by

                                     /s/ Jeanne L. Johnson
                                     -------------------------
                                     Name: Jeanne L. Johnson
                                     Title: Assistant Treasurer


                                MELLON BANK, N.A.,

                                     by

                                     /s/ Lisa M. Pellow
                                     -------------------------
                                     Name: Lisa M. Pellow
                                     Title: Assistant Vice President


                                UNION BANK OF FINLAND LTD.,
                                GRAND CAYMAN BRANCH,

                                     by

                                     /s/ John Kehole
                                     -------------------------
                                     Name: John Kehole
                                     Title: Vice President


                                     /s/ Durval C. Arau
                                     -------------------------
                                     Name: Durval C. Arau
                                     Title: Vice President

                                NATIONAL CITY BANK,

                                     by

                                     /s/ Brian H. Bucher
                                     -------------------
                                     Name:  Brian H. Bucher
                                     Title: Vice President


                                FIRST INTERSTATE BANK OF
                                TEXAS, N.A.,

                                     by

                                     /s/ Frank W. Schageman
                                     -------------------------
                                     Name: Frank W. Schageman
                                     Title: Assistant Vice President


                                UNITED STATES LEASING
                                INTERNATIONAL, INC.,

                                     by


                                     -------------------------
                                     Name:
                                     Title:


                                VAN KAMPEN MERRITT, PRIME RATE
                                INCOME TRUST,

                                     by

                                     /s/ Jeffrey W. Malliet
                                     -------------------------
                                     Name: Jeffrey W. Malliet
                                     Title:  Vice Pres. & Portfolio Mgr.

                                PILGRIM PRIME RATE TRUST

                                     by


                                     -------------------------
                                     Name:
                                     Title:

                                THE BANK OF TOKYO TRUST
                                COMPANY,

                                     by

                                     /s/ Adane Dessie
                                     -------------------------
                                     Name: Adane Dessie
                                     Title: Vice President

                                PRIME INCOME TRUST

                                by
                                /s/
                                ------------------------
                                Name:
                                Title:

                                ORIX USA CORPORATION,

                                by

                                ------------------------
                                Name:
                                Title:

                                HIBERNIA NATIONAL BANK,

                                by

                                /s/ Karen S. DeBlieux
                                ------------------------
                                Name: Karen S. DeBlieux
                                Title: Vice President

                                BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR,

                                by

                                /s/ Iain A. Whyte
                                ------------------------
                                Name: Iain A. Whyte
                                Title: Assistant Vice President

                                GIROCREDIT BANK,

                                by

                                /s/ Dhuane G. Stephens
                                ------------------------
                                Name: Dhuane G. Stephens
                                Title: Vice President

                                /s/ Lalit Malhotra
                                ------------------------
                                Name: Lalit Malhotra
                                Title: Senior Vice President


                                NICHIMEN AMERICA, INC.,

                                by

                                /s/ S. Watanabe
                                -------------------------
                                Name: S. Watanabe
                                Title: V.P. & Treasurer

                               PEARL STREET L.P.,

                               by /s/ Robert J. O'Shea
                               ---------------------------
                               Name:  Robert J. O'Shea
                               Title: Authorized Signer

                               PROSPECT STREET SENIOR PORTFOLIO,
                               L.P.,

                               by

                               /s/ Dana E. Erikson
                               --------------------------
                               Name: Dana E. Erikson
                               Title: Assistant Vice President

                               RESTRUCTURED OBLIGATIONS BACKED BY
                               SENIOR ASSETS D.V.,

                               by   CHANCELLOR SENIOR SECURED
                                    MANAGEMENT INC.,
                                    as portfolio advisor,

                               by

                               /s/ C. L. Jansen
                               --------------------------
                               Name: C. L. Jansen
                               Title: Vice President

                               STICHTING RESTRUCTURED OBLIGATIONS
                               BACKED BY SENIOR ASSETS 2,

                               by   CHANCELLOR SENIOR SECURED
                                    MANAGEMENT INC.,
                                    as portfolio advisor,

                               by

                               /s/ C. L. Jansen
                               --------------------------
                               Name: C. L. Jansen
                               Title: Vice President

                               THE SAKURA BANK, LIMITED, ATLANTA
                               AGENCY,

                               by

                               /s/ Minoru Inaba
                               --------------------------
                               Name: Minoru Inaba
                               Title: VP & Senior Manager

                               CITIBANK, N.A.,

                               by

                               /s/ Thomas C. Hendricks
                               --------------------------
                               Name:  Thomas C. Hendrick
                               Title: Attorney-In-Fact

                               SHAWMUT BANK OF CONNECTICUT, N.A.,

                               by

                               /s/ Daniel Senecal
                               --------------------------
                               Name: Daniel Senecal
                               Title: Officer

                               CREDIT LYONNAIS CAYMEN ISLANDS
                               BRANCH,

                               by

                               /s/ Frederick Haddad
                               --------------------------
                               Name: Frederick Haddad
                               Title: Authorized Signature

                               CREDIT LYONNAIS NEW YORK BRANCH,

                               by

                               /s/ Frederick Haddad
                               --------------------------
                               Name: Frederick Haddad
                               Title: Senior Vice President

                               FLEET BANK OF MASSACHUSETTS N.A.,

                               by

                               /s/ Andrew Beise
                               --------------------------
                               Name: Andrew Beise
                               Title: Vice President

                               NATIONAL CANADA FINANCE CORPORATION,

                               by

                               /s/ Michael S. Bloomenfeld
                               --------------------------
                               Name: Michael S. Bloomenfeld
                               Title: Vice President

                               BANKERS TRUST COMPANY,

                               by

                               /s/Robert R. Telesca
                               --------------------------
                               Name:  Robert R. Telesca
                               Title: Assistant Vice President

                               HOUSEHOLD COMMERCIAL FINANCIAL
                               SERVICES INC.,

                               by

                               /s/ Robert M. Ceseo
                               --------------------------
                               Name: Robert M. Ceseo
                               Title: V. P.

                               LEHMAN COMMERCIAL PAPER INC.,

                               by

                               /s/ Lisa Raggi
                               --------------------------
                               Name: Lisa Raggi
                               Title: Authorized Signatory

                               CRESCENT CAPITAL CORP.,

                               by

                               /s/ Mark L. Gold
                               --------------------------
                               Name: Mark L. Gold
                               Title: Managing Director

                                                   ANNEX I




                     Overview of Terms of Purchaser Indebtedness
                     -------------------------------------------

     Issuer:        The Purchaser.
     -------

     Purchaser      A subordinated debenture payable and due in
     ---------
     Indebtness:    full on the date that is seven years from the
     ----------
                    Effective Date of the Vision Group Sale.

     Amount:        The Purchaser Indebtedness will accrue no
     ------
                    interest during years one through five
                    following the date of issuance of the
                    Purchaser Indebtedness. During years six and seven after the date of issuance of the Purchaser Indebtedness, the Purchaser
                    Indebtedness will bear interest, payable quarterly, at a rate of 9% per annum.

     Security:      None.
     --------

     Ranking:       The Purchaser Indebtedness will constitute
     -------
                    subordinated indebtedness of the Purchaser and will be subordinated, on terms satisfactory to the Borrower and the Purchaser, to all senior indebtedness of the Purchaser.

     Other Terms:   Customary terms for subordinated debentures
     -----------
                    of this type.